Exhibit 10.9

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

AMENDMENT No 2

to

the License and Collaboration Agreement of 19th May 2015

by and between

BioNTech AG

and

Genmab A/S

This Amendment No 2 is made and entered into as of [###] (Amendment No 2 Effective Date) by and between BioNTech AG, a German corporation having its principal office at An der Goldgrube 12, 55131 Mainz, Germany (Biontech) and Genmab A/S, CVR no. 21023884, a Danish corporation having its principal office at Bredgade 34E, DK-1260 Copenhagen K, Denmark, (Genmab) (Biontech and Genmab each a Party and together the Parties).

PREAMBLE

WHEREAS, Biontech and Genmab are parties to a certain License and Collaboration Agreement of 19th May 2015 by and between BioNTech AG and Genmab A/S, as amended by the Amendment No 1 dated May 18, 2017 (the “Agreement”) as well as a Side Letter dated January 8, 2016 and a Side Letter No 2 dated May 13, 2016 (as amended by the Amendment No 1 to Side Letter No 2 dated May 19, 2017;

WHEREAS, Biontech and Genmab wish to include Genmab’s proprietary [***] antibody panel (the “[***] Antibodies”) in the collaboration, and the Parties may want to include further proprietary antibody panels in the collaboration in the future upon prior written mutual agreement;

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants set forth below, the Parties, intending to be legally bound, hereby agree to amend the Agreement as follows:

1.	Except as otherwise defined herein, the words and phrases in the Agreement shall have the same meaning as in this Amendment No 2.

2.	New Exhibit 8 as attached to this Amendment No 2 shall be included as an integral part of the Agreement.

3.	Section 1.29 is hereby deleted and restated in its entirety as follows:

“1.29    Collaboration Targets means the following antigens: [***] (also known as [***] (also known as [***] and [***]. Further Collaboration Targets may be added through written amendment of the Research Plan.”

4.	The following new Section 1.49A shall be inserted immediately after Section 1.49:

“1.49A    [***] Tumor Targeting Product Concept means any one of the product concepts listed below:

[***]

5.	Section 1.64 is hereby deleted and restated in its entirety as follows:

“Genmab Antibodies    means the [***] Antibodies and [***] Antibodies as well as further Antibodies proprietary to Genmab that may be included in the collaboration and listed in the Research Plan upon prior written mutual agreement.”

6.	The following new Section 1.97A shall be inserted immediately after Section 1.97:

“1.97A    [***] Agreement means the Amended and Restated Evaluation and Commercialization Agreement, entered into as of July 12, 2012, but effective as of February 25, 1999 by and between [***] and Genmab A/S for using [***] for generating and developing antibodies for treatment of humans. A redacted copy of the [***] Agreement shall be provided to Biontech upon request.”

7.	The following new Section 1.101A shall be inserted immediately after Section 1.101:

“1.101A    [***] Agreement means the Platform License Agreement entered into by Genmab A/S, Genmab B.V. and [***] (“[***]”), dated October 1, 2014 for the development and commercialization of products generated by Genmab A/S and/or Genmab B.V. using the [***] Technology (as that term is defined in the [***] Agreement). A summary of the financial terms for the development and commercialization of products generated under this [***] Agreement is set forth in Exhibit 8. A redacted copy of the [***] Agreement shall be provided to Biontech upon request.”

8.	The following new Sections 1.108A and 1.108B shall be inserted immediately after Section 1.108:

“1.108A    [***] Antibodies means the 39 Antibodies against [***] proprietary to Genmab, which have been generated by Genmab using the [***] technology pursuant to the [***] Agreement.”

“1.108B [***] Tumor Targeting Product Concept means any one of the product concepts listed below:

[***]

For the avoidance of doubt, the term [***] Tumor Targeting Product Concept shall also include abovementioned product concepts whose mode-of-action may rely, in whole or in part, on transactivation of T cells and antigen-presenting cells, or, as the case may be, on any other mode-of-action as may be revealed by future preclinical and/or clinical research.

9.	The following new Section 1.140 shall be inserted immediately after Section 1.139:

“1.140    [***] Antibodies means the [***] Antibodies against [***] proprietary to Genmab, which have been generated by Genmab using [***] transgenic mouse technology pursuant to the [***] Agreement.”

10.	The following new Sections 7.1A-7.1E shall be inserted immediately after Section 7.1:

“7.1A Upfront payment by [***] for use of [***] Antibodies

[***] shall pay to [***] the following non-refundable payments on a Collaboration Product-by-Collaboration Product or [***] Unilateral Product-by-[***] Unilateral Product basis incorporating a [***] Antibody in a [***] Tumor Targeting Product Concept:

a. [***] within [***] following the date on which the Joint Research Committee for the first time and in accordance with Section 2.10 (as documented by the minutes of the Joint Research Committee) selects a Preferred Clinical Candidate which incorporates a Genmab Antibody in a Tumor Targeting Product Concept; and such Preferred Clinical Candidate is either (i) advanced to a Collaboration Product pursuant to Section 2.10 or (ii) a [***] Unilateral Product pursuant to Section 2.11;

b. [***] within [***] following the date on which (i) the Joint Steering Committee determines that there is Freedom-to-Operate for the [***] Antibody included in the Collaboration Product in accordance with the criteria set forth and agreed by the Joint IP Committee or (ii) [***] determines that there is Freedom-to-Operate for the [***] Antibody included in the Unilateral Product in accordance with the criteria set forth and agreed by the Joint IP Committee. The criteria shall stipulate that there shall be Freedom-to-Operate provided no claims of a patent issued in the [***] or [***] expiring after [***] disclose the [***] Antibody included in the Collaboration Product or Unilateral Product or use thereof for the treatment of cancer indications contemplated for the Collaboration Product or Unilateral Product as reflected in the applicable development plan, and provided no [***] application, [***] application or [***] application exists expiring after [***] with narrow and concrete claims covering the Genmab Antibody included in the Collaboration Product or Unilateral Product or use thereof for the treatment of cancer indications contemplated for the Collaboration Product or Unilateral Product as reflected in the applicable development plan. Further criteria may be defined and agreed by the Joint IP Committee in connection with the Selection of a Clinical Candidate. The Freedom-to-Operate determination shall be made prior to the filing of an IND. Should Biontech determine that there is not Freedom-to-Operate with respect to a Unilateral Product it shall provide Genmab with written evidence in support of that finding under a joint defense agreement to be entered into by the Parties.

For the avoidance of doubt, the payment under Section 7.1A.a and Section 7.1A.b shall not be considered a milestone payment, and shall not become due or payable upon the achievement of any other milestones set forth in this Agreement, but only upon occurrence of the events set forth in this Section 7.1A.a or Section 7.1A.b.

7.1B Payment by [***] for use of [***] Antibodies

[***] shall pay to [***] the following non-refundable payment on a Collaboration Product-by-Collaboration Product or [***] Unilateral Product-by-[***] Unilateral Product basis incorporating a [***] Antibody in a [***] Tumor Targeting Product Concept:

[***] within [***] following the dosing of the [***] patient in the first Phase I Clinical Trial (or the first part of a Phase I/II Clinical Trial) for the [***] Indication.

This payment shall be in addition to any payments due for a Unilateral Product as set forth in Exhibit 1.

For the avoidance of doubt, the payment under Section 7.1B shall not be considered a milestone payment, and shall not become due or payable upon the achievement of any other milestones set forth in this Agreement, but only upon occurrence of the events set forth in this Section 7.1B.

7.1C Upfront payment by [***] for use of [***] Antibodies in a Tumor Targeting Product Concept

[***] shall pay to [***] the following non-refundable payments on a Collaboration Product-by-Collaboration or [***] Unilateral Product-by [***] Unilateral Product basis incorporating an [***] Antibody in a Tumor Targeting Product Concept:

a. [***] within [***] following the date on which the Joint Research Committee for the first time and in accordance with Section 2.10 (as documented by the minutes of the Joint Research Committee) selects a Preferred Clinical Candidate which incorporates an [***] Antibody in an [***] Tumor Targeting Product Concept; and such Preferred Clinical Candidate is either (i) advanced to a Collaboration Product pursuant to Section 2.10 or (ii) a [***] Unilateral Product pursuant to Section 2.11;

b. [***] within [***] following the date on which (i) the Joint Steering Committee determines that there is Freedom-to-Operate for the [***] Antibody included in the Collaboration Product in accordance with the criteria set forth and agreed by the Joint IP Committee or (ii) Genmab determines that there is Freedom-to-Operate for the [***] Antibody included in the Unilateral Product in accordance with the criteria set forth and agreed by the Joint IP Committee. The criteria shall stipulate that there shall be Freedom-to-Operate provided no claims of a patent issued in the [***] or [***] expiring after [***] disclose the [***] Antibody included in the Collaboration Product or Unilateral Product or use thereof for the treatment of cancer indications contemplated for the Collaboration Product or Unilateral Product as reflected in the applicable development plan, and provided no [***] application, [***] application or [***] application exists expiring after [***] with narrow and concrete claims covering the [***] Antibody included in the Collaboration Product or Unilateral Product or use thereof for the treatment of cancer indications contemplated for the Collaboration Product or Unilateral Product as reflected in the applicable development plan, and provided no [***] application, [***] application or [***] application exists expiring after [***] with narrow and concrete claims covering the [***] Antibody included in the Collaboration Product or Unilateral Product as reflected in the applicable development plan. Further criteria may be defined and agreed by the Joint IP Committee in connection with the Selection of a Clinical Candidate. The Freedom-to-Operate determination shall be made prior to the filing of an IND. Should Genmab determine that there is not Freedom-to-Operate with respect to a Unilateral Product it shall provide Biontech with written evidence in support of that finding under a joint defense agreement to be entered into by the Parties.

For the avoidance of doubt, the payment under Section 7.1C.a and Section 7.1C.b shall not be considered a milestone payment, and shall not become due or payable upon the achievement of any other milestones set forth in this Agreement, but only upon occurrence of the events set forth in this Section 7.1C.a or Section 7.1C.b.

7.1D Payment by [***] for use of [***] Antibodies in [***] Tumor Targeting Product Concept

[***] shall pay to [***] the following non-refundable payment on a Collaboration Product-by-Collaboration Product or [***] Unilateral Product-by-[***] Unilateral Product basis incorporating an [***] Antibody in an [***] Tumor Targeting Product Concept:

[***] within [***] weeks following the dosing of the first patient in the first Phase I Clinical Trial (or the first part of a Phase I/II Clinical Trial) for the first Indication.

This payment shall be in addition to any payments due for a Unilateral Product as set forth in Exhibit 1.

For the avoidance of doubt, the payment under Section 7.1D shall not be considered a milestone payment, and shall not become due or payable upon the achievement of any other milestones set forth in this Agreement, but only upon occurrence of the events set forth in this Section 7.1D.

For the avoidance of doubt, if a Collaboration Product becomes a Unilateral Product, the payments already made for the Collaboration Product pursuant to Sections 7.1A-7.1D, as applicable, shall be deemed paid for the Unilateral Product and shall not become payable again.

7.1E Future Collaboration Products or Unilateral Products using additional proprietary antibodies

In case the Parties decide, by prior written agreement, to include further Antibodies proprietary to either of the Parties in the collaboration, the principles outlined in Sections 7.1A-7.1D and Section 9.1j shall apply with respect to such proprietary Antibodies, and the Agreement shall be amended accordingly to reflect this. For the avoidance of doubt, if any such further proprietary Antibodies are to be used in combination with an [***] Antibody, a [***] Antibody or a [***] Antibody, payments are still due for the use of an [***] Antibody, a [***] Antibody or a [***] F Antibody in accordance with the principles outlined in Sections 7.1A-7.1D.”

11.	New Section 9.1j shall be inserted immediately after Section 9.1i:

“j. The Parties agree, with respect to any joint patent filings on any Collaboration Product or Unilateral Product incorporating a [***] Antibody in an [***] Tumor Targeting Product Concept or an [***] Antibody in an [***] Tumor Targeting Product Concept, that the Parties shall only be allowed to specifically disclose the Preferred Clinical Candidate and one (1) Back-up Candidate, if applicable, in such joint patent filings, unless the Parties mutually agree that further Bispecific Antibodies may be included.“

12.	New Sections 10.A, 10.B and 10.C shall be inserted immediately after Section 10:

“10A. [***] Antibodies    The Parties acknowledge that the use of any [***] Antibodies in a Collaboration Product or Unilateral Product shall be subject to the terms and conditions of the [***] Agreement, including the financial terms as outlined in Exhibit 8. The Parties shall share the payments pursuant to the [***] Agreement [***] in case of a Collaboration Product. [***] shall be solely responsible for the payments pursuant to the [***] Agreement with respect to a [***] Unilateral Product, and [***] shall be solely responsible for the payments pursuant to the [***] Agreement with respect to a [***] Unilateral Product, and shall reimburse [***] for all payments due under the [***] Agreement for such Biontech Unilateral Product. Genmab hereby grants to Biontech a sublicence under its rights under the [***] Agreement for the [***] Antibodies it being understood that Sections 9.3, 14.7c and 14.7d of this Agreement shall apply mutatis mutandis to this sublicense, except that the payment structure with respect to the [***] Agreement shall be as set forth in this Section 10.A.”

10B. [***] Antibodies The Parties acknowledge that the use of any [***] Antibodies in a Collaboration Product or Unilateral Product shall be subject to the terms and conditions of the [***] Agreement. [***] is an [***] (as that term is defined in the [***] Agreement). Genmab hereby grants to Biontech a sublicense under its rights under the [***] Agreement for the [***] Antibodies it being understood that Sections 9.3, 14.7c and 14.7d of this Agreement shall apply mutatis mutandis to this sublicense.

10C. [***] Antibodies Biontech declares that the use of any [***] Antibodies in a Collaboration Product or Unilateral Product are not subject to any special terms or conditions of an underlying agreement.”

13.	Save as set forth in this Amendment No 2, all other terms and conditions of the Agreement shall remain in full force and effect.

14.

This Amendment No 2 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of the Amendment No 2.

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IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment No 2 as of the Amendment No 2 Effective Date.

For BioNTech AG:		Genmab A/S

Date: AUGUST 4, 2017		Date: 4 AUGUST 2017
Signature:	_____[***]________________	Signature:	____[***]_________________

Print name:	____[***]_________________	Print name:	_____[***]________________

Title:	______[***]_______________	Title:	_____[***]________________

Exhibit 8: [***]

[***]